                                                                 EXHIBIT 10.18.2

                    SECOND AMENDMENT TO TERM CREDIT AGREEMENT

     This Second Amendment to Term Credit Agreement (this "Second Amendment") is executed effective as of February 8, 2002 (the "Effective Date"), by and among Trinity Industries, Inc., a Delaware corporation (the "Borrower"), JPMorgan Chase Bank, successor by merger to The Chase Manhattan Bank, as the Administrative Agent (the "Administrative Agent"), and the financial institutions parties hereto as Lenders (individually a "Lender" and collectively the "Lenders").

                                  WITNESSETH:

     WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Term Credit Agreement dated as of October 15, 2001, as amended by that certain First Amendment to Term Credit Agreement dated as of December 10, 2001 (as amended, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

     WHEREAS, pursuant to the Credit Agreement, the Lenders have made a term loan to the Borrower; and

     WHEREAS, the Borrower has requested that the Lenders amend certain terms of the Credit Agreement in certain respects; and

     WHEREAS, subject to the terms and conditions herein contained, the Lenders have agreed to the Borrower's request.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and each Lender hereby agree as follows:

     Section 1. AMENDMENTS. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the terms and conditions contained herein, the Credit Agreement is hereby amended effective as of the Effective Date, in the manner provided in this Section 1.

         1.1 ADDITIONAL DEFINITION. Section 1.01 of the Credit Agreement is amended to add thereto in alphabetical order the definition of "Second Amendment" which shall read in full as follows:

         "Second Amendment" means that certain Second Amendment to Term Credit Agreement dated as of February 8, 2002, among the Borrower, the Administrative Agent and the Lenders.

         1.2 AMENDMENT TO DEFINITION. The definition of "Loan Documents" set forth in Section 1.01 of the Credit Agreement is amended to read in full as follows:

         "Loan Documents" means this Agreement, the First Amendment, the Second Amendment, the Notes, the Subsidiary Guaranties, the Security Instruments, the Intercreditor Agreement, any Interest Election Request, any Assignment and Acceptance, the Fee Letter, and all other agreements (including Hedging Agreements) relating to this Agreement entered into from time to time between or among the Borrower (or any or all of its Subsidiaries) and the Administrative Agent or any Lender (or, with respect to the Hedging Agreements, any Affiliates of any Lender), and any document delivered by the Borrower or any of its Subsidiaries in connection with the foregoing.

         1.3 AMENDMENT TO COLLATERAL PROVISIONS. Section 5.09(b) of the Credit Agreement is amended to read in full as follows:

         "(b) [Intentionally Deleted]."

     Section 2. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. This Second Amendment shall be effective automatically and without the necessity of any further action by the Administrative Agent, the Borrower or any Lender when counterparts hereof have been executed by the Administrative Agent, the Borrower and the Required Lenders, and each of the following conditions to the effectiveness hereof have been satisfied:

          (a) the Administrative Agent shall have received such documents and certificates as the Administrative Agent and its counsel may reasonably request relating to the organization, existence and good standing of the Borrower and each Subsidiary, the power and authority of the Borrower and each Subsidiary (as applicable) to execute, deliver and perform this Second Amendment and any other legal matters relating to the Borrower, any Subsidiary or the Loan Documents, all in form and substance satisfactory to the Administrative Agent and its counsel;

          (b) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the Effective Date as if made on the Effective Date, except for such representations and warranties limited by their terms to a specific date;

          (c) after giving effect to this Second Amendment, no Default or Event of Default shall exist; and

          (d) all proceedings taken in connection with the transactions contemplated by this Second Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Administrative Agent and its counsel.

     Section 3. LEGAL FEES. Upon execution of this Second Amendment by the Required Lenders, the Borrower shall pay all reasonable fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with this Second Amendment and all related documents and transactions.

     Section 4. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. To induce the Lenders and the Administrative Agent to enter into this Second Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

         4.1 REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty of the Borrower contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof after giving effect to the amendments set forth in Section 1 hereof.

         4.2 DUE AUTHORIZATION, NO CONFLICTS. The execution, delivery and performance by the Borrower of this Second Amendment are within the Borrower's corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrower or its Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrower or its Subsidiaries except for Permitted Encumbrances (as defined in the Revolving Credit Agreement).

         4.3 VALIDITY AND BINDING EFFECT. This Second Amendment constitutes the valid and binding obligations of the Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

         4.4 NO DEFENSES. The Borrower has no defenses to payment, counterclaim or rights of set-off with respect to the indebtedness, obligations and liabilities of the Borrower under the Loan Documents existing on the date hereof.

         4.5 ABSENCE OF DEFAULTS. After giving effect to the amendments set forth in Section 1 hereof, neither a Default nor an Event of Default has occurred which is continuing.

Section 5.        MISCELLANEOUS.

         5.1 REAFFIRMATION OF LOAN DOCUMENTS. Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The Borrower hereby agrees that the amendments and modifications herein contained shall in no manner adversely affect or impair the indebtedness, obligations and liabilities of the Borrower under the Loan Documents.

         5.2 PARTIES IN INTEREST. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         5.3 COUNTERPARTS. This Second Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Second Amendment until counterparts hereof have been executed by the Borrower and the Required Lenders. Facsimiles shall be effective as originals.

         5.4 COMPLETE AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF

PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

         5.5 HEADINGS. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective Authorized Officers as of the Effective Date.

                            [Signature Pages Follow]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS


                                         TRINITY INDUSTRIES, INC.


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                               ---------------------------------


                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS



                                        JPMORGAN CHASE BANK (successor in
                                        interest by merger to The Chase
                                        Manhattan Bank), individually and as
                                        Administrative Agent


                                        By:
                                            ------------------------------------
                                             Mike Lister,
                                             Vice President



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS


                                        DRESDNER BANK AG, NEW YORK AND GRAND
                                        CAYMAN BRANCHES, as a Lender



                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS



                                        THE BANK OF TOKYO - MITSUBISHI, LTD., as a Lender



                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS



                                        BANK ONE, NA, as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS



                                        SUNTRUST BANK, as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------


                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS



                                        BNP PARIBAS, as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS




                                        THE ROYAL BANK OF SCOTLAND plc, as a
                                        Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------


                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                  JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT
            AND THE FINANCIAL INSTITUTIONS PARTIES THERETO AS LENDERS



                                        THE BANK OF NOVA SCOTIA, as a Lender


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                               ---------------------------------



                                [Signature Page]